EXHIBIT 10.6

FIRST AMENDMENT TO SETTLEMENT AGREEMENT

This FIRST AMENDMENT TO SETTLEMENT AGREEMENT (this "Amendment") is made as of April 22, 2015 by and among A.M. Castle & Co., Raging Capital Master Fund, Ltd., Raging Capital Management, LLC, William C. Martin, Steven W. Scheinkman, Kenneth H. Traub and Allan J. Young.

RECITALS

WHEREAS, the parties hereto are parties to that certain Settlement Agreement, dated as of March 17, 2015 (the "Agreement"); and

WHEREAS, pursuant to Section 5.5 of the Agreement, the parties desire to amend the Agreement in certain respects, effective as of the date hereof.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained in this Amendment, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereby agree as follows:

AMENDMENT TO THE AGREEMENT

1.     Pursuant to Section 5.5 of the Agreement, Section 2.10 of the Agreement is hereby amended and restated in its entirety to read as follows

"2.10 The Company agrees that, from and after the date of this
Agreement until one day after the 2016 Annual Meeting, the size of the Board shall be fixed at nine directors."

2.     The other terms and conditions set forth in the Agreement not otherwise amended pursuant to this Amendment shall continue in full force and effect.

3.    This Amendment may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but all of which shall collectively constitute one and the same instrument.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first written above.

A.M. CASTLE & CO.

By:	/s/ Marec E. Edgar
Name:	Marec E. Edgar
Title:	Vice President, General Counsel & Secretary

RAGING CAPITAL MASTER FUND, LTD.
By:	Raging Capital Management, LLC Investment Manager

By:	/s/ William C. Martin
Name:	William C. Martin
Title:	Chairman, Chief Investment Officer and Managing Member

RAGING CAPITAL MANAGEMENT, LLC

By:	/s/ William C. Martin
Name:	William C. Martin
Title:	Chairman, Chief Investment Officer and Managing Member

/s/ William C. Martin
William C. Martin

/s/ Steven W. Scheinkman
Steven W. Scheinkman

/s/ Kenneth H. Traub
Kenneth H. Traub

/s/ Allan J. Young
Allan J. Young

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